                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2007

                                   ----------

                      ARABIAN AMERICAN DEVELOPMENT COMPANY
             (Exact name of registrant as specified in its charter)

          Delaware                        0-6247                  75-1256622
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

         10830 North Central Expressway, Suite 175, Dallas, Texas 75231
               (Address of principal executive offices) (Zip Code)

      (Registrant's Telephone Number, Including Area Code): (214) 692-7872

            ________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

In accordance with Article III, Section 2 of the Registrant's Bylaws and by unanimous consent of Registrant's Board of Directors at a special meeting on April 26, 2007, Dr. Ibrahim A. Al-Moneef was appointed to be a member of the Board of Directors of the Registrant on even date therewith. Further, Dr. Al-Moneef was named to serve on the Audit Committee, Compensation Committee and Nominating Committee of Registrant's Board of Directors.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

In accordance with Article IX of the Registrant's Bylaws and by unanimous consent of the Registrant's Board of Directors at a special meeting on April 26, 2007, the Registrant's Bylaws, as originally adopted in 1967 (the "Original Bylaws") were amended to bring them current. Specifically, changes were made to
Article II - Meetings of Stockholders, Article III - Directors, Article VI - Certificates of Stock, Article VIII - Indemnification, and Article IX - Amendments of the Original Bylaws.

The most significant change occurred in Article III - Directors. Under Registrant's Original Bylaws, Directors were to serve one year terms or until their successors were duly elected at the annual meeting of the stockholders.
Article III of the Amended and Restated Bylaws now provides that Directors are to be classified with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as determined by Registrant's Board of Directors, with one class to be elected for a term expiring at the annual meeting of stockholders to be held in 2008, another class to be elected for a term expiring at the annual meeting of stockholders to be held in 2009, and another class to be elected for a term expiring at the annual meeting of stockholders to be held in 2010, with each class to hold office until its successor is elected and qualified. At each annual meeting of Registrant's stockholders, the successors of the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of the stockholders held in the third year following the year of their election.

See, Registrant's Original Bylaws attached hereto as Exhibit "A". See, Registrant's Amended and Restated Bylaws attached hereto as Exhibit "B".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARABIAN AMERICAN DEVELOPMENT COMPANY


Date: April 27, 2007                    By: /s/ Nicholas Carter
                                            ------------------------------------
                                            Nicholas N. Carter, Secretary

                                    EXHIBIT A

                                     BY-LAWS

                                       of

                       ARABIAN SHIELD DEVELOPMENT COMPANY

                                   ----------

                                    ARTICLE I

                                     OFFICES

     Section 1. The principal office shall be in the City of Wilmington, County of New Castle, State of Delaware, and the name of the resident agent in charge thereof is The Corporation Trust Company.

     Section 2. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     Section 1. All meetings of the stockholders for the election of directors shall be held in the City of Dallas, State of Texas, at such place within such City as may be fixed by the Board of Directors; at least ten days' notice shall be given to the stockholders of the place so fixed. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed Waiver of Notice thereof.

     Section 2. An annual meeting of stockholders, commencing with the year 1968, shall be held on the third Wednesday of April in each year if not a legal holiday, and if a legal holiday, then on the next secular day following, at 3:00 P.M., at which they shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting.

     Section 3. Written notice of the annual meeting shall be served upon or mailed to each stockholder entitled to vote thereat at such address as appears on the books of the Corporation, at least ten days prior to the meeting.

     Section 4. At least ten days before every election of Directors, a complete list of the stockhol-ders entitled to vote at said election, arranged in alphabetical order, with the residence of each and the number of voting shares held by each, shall be prepared by the Secretary. Such list shall be open at the place where the election is to be held for said ten days, to the examination of any stockholder, and shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

     Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

     Section 6. Written notice of a special meeting of stockholders, stating the time and place and object thereof, shall be served upon or mailed to each stockholder entitled to vote thereat at such address as appears on the books of the Corporation, at least five days before such meeting.

     Section 7. Business transacted at all special meetings shall be confined to the objects stated in the call.

     Section 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute, by the Certificate of Incorporation or by these By-Laws. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

     Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes or of the Certificate of Incorporation or of these By-Laws, a different vote is required in which case such express provision shall govern and control the decision of such question.

     Section 10. At any meeting of the stockholders every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument provides for a longer period. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the Corporation. Except where the transfer books of the Corporation shall have been closed or a date shall have been fixed as a record date for the determination of its stockholders entitled to vote, no share of stock shall be voted on at any election of Directors which shall have been transferred on the books of the Corporation within twenty days next preceding such election of Directors.

     Section 11. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, the meeting and vote of stockholders may be dispensed with, if all the stockholders who would have been entitled to vote upon the action if such meeting were held, shall consent in writing to such corporate action being taken.

                                   ARTICLE III

                                    DIRECTORS

     Section 1. The number of Directors which shall constitute the whole Board shall be seven. The Directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each Director elected shall hold office until his successor shall be elected and shall qualify. Directors need not be stockholders.

     Section 2. If any vacancies occur in the Board of Directors caused by death, resignation, re-tirement, disqualification or removal from office of any Directors or otherwise, or any new directorship is created by any increase in the authorized number of Directors, a majority of the Directors then in office, though less than a quorum, may choose a successor or successors, or fill the newly created directorship and the Directors so chosen shall hold office until the next annual election of Directors and until their successors shall be duly elected and qualified, unless sooner displaced.

     Section 3. The property and business of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

     Section 4. Any Director may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the stock having voting power.

                              MEETINGS OF THE BOARD

     Section 5. The Directors of the Corporation may hold their meetings, both regular and special, either within or without the State of Delaware.

     Section 6. The first meeting of each newly elected Board shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected Directors in order legally to constitute the meeting provided a quorum shall be present, or they may meet at such place and time as shall be fixed by the consent in writing of all the Directors.

     Section 7. Regular meetings of the Board may be held without notice at such time and place as shall from time to time be determined by the Board.

     Section 8. Special meetings of the Board may be called by the President on two days' notice to each Director, either personally or by mail or by telegram; special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of two Directors.

     Section 9. At all meetings of the Board the presence of not less than one-third of the total number of the Board nor less than two Directors shall be neccessary and sufficient to constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation or by these By-Laws. If a quorum shall not be present at any meeting of Directors the Directors present thereat any adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                             COMMITTEES OF DIRECTORS

     Section 10. The Board of Directors may, by resolution, passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the Directors of the Corporation, which, to the extent provided in said resolution, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

     Section 11. Unless the Chairman of the Corporation directs otherwise, the committees shall not be required to keep minutes of their discussions except on matters which said committees refer to the Board of Directors for action.

                            COMPENSATION OF DIRECTORS

     Section 12. Directors, as such, shall not receive any stated salary for their services, but, by resolution of the Board a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board; provided that nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV

                                     NOTICES

     Section 1. Whenever under the provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, notice is required to be given to any Director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such Director or stock-holder at such address as appears on the books of the Corporation, and such notice shall be deemed to be given at the time when the same shall be thus mailed.

     Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation, or of these By-Laws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V

                                    OFFICERS

     Section 1. The officers of the Corporation shall be chosen by the Directors and shall be chairman of the board, chairman of the executive committee, president, a vice-president, a secretary and a treasurer. The Board of Directors may also choose additional vice-presidents and one or more assistant secretaries and assistant treasurers. Two or more offices may be held by the same person, except that where the offices of president and secretary are held by the same person, such person shall not hold any other office

     Section 2. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a president from its members, and shall choose one or more vice-presidents, a secretary and a treasurer, none of whom need be a member of the Board.

     Section 3. The Board may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such power and perform such duties as shall be determined from time to time by the Board.

     Section 4. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

     Section 5. The officers of the Corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the whole Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

     Section 6. The officers of the Corporation shall have such powers and duties in the management of the business and affairs of the Corporation, subject to the control of the Board of Directors, as generally pertain to their respective offices, as well as such powers and duties as from time to time may be prescribed by the Board of Directors.

     Section 7. In the absence of any officer or for any other reason which may seem sufficient to them, the Board of Directors may delegate all or any of the powers and duties of any officer to any other officer.

                                   ARTICLE VI

                              CERTIFICATES OF STOCK

     Section 1. The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the President or a Vice-President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

                                LOST CERTIFICATES

     Section 2. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

                               TRANSFERS OF STOCK

     Section 3. Upon surrender to the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                            CLOSING OF TRANSFER BOOKS

     Section 4. The Board of Directors may close the stock transfer books of the Corporation for a period not exceeding fifty days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period of not exceeding fifty days in connection with obtaining the consent of stockholders for any purpose. In lieu or closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding fifty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

                             REGISTERED STOCKHOLDERS

     Section 5. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VII

                               GENERAL PROVISIONS

                                     CHECKS

     Section 1. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                   FISCAL YEAR

     Section 2. The fiscal year of the Corporation shall begin on the first day of January in each year.

                                      SEAL

     Section 3. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE VIII

                                 INDEMNIFICATION

     Each director, officer and employee of the Corporation and any person serving at its request as director, officer or employee of another corporation in which it owns shares of capital stock or of which it is a creditor shall be indemnified by the Corporation against all expenses (including costs and attorneys' fees) which may reasonably be incurred or paid by him in connection with any action, suit or proceeding, civil or criminal, to which he may be made a party by reason of his being or having been such director, officer or employee, or by reason of any action or omission or alleged action or omission by him in such capacity, and against any amount or amounts which may be paid by him (other than to the Corporation) in reasonable settlement of any such action, suit or proceeding, where it is in the interest of the Corporation that such settlement be made. In cases where such action, suit or proceeding shall proceed to final adjudication, such indemnification shall not extend to matters as to which it shall be adjudged that such director, officer or employee is liable for negligence or misconduct in the performance of his duties to the Corporation. The right of indemnification herein provided for shall not be exclusive of other rights to which any director, officer or employee may now or hereafter be entitled, shall continue as to a person who has ceased to be such director, officer or employee, and shall inure to the benefit of the heirs, executors and administrators of a director, officer or employee. The Board of Directors shall determine the propriety of the expenses (including attorneys' fees) incurred by any person who claims indemnity hereunder, and such determination shall be final and conclusive. None of the provisions hereof shall be construed as a limitation upon the right of the Corporation to exercise its general power to enter into a contract or undertaking of indemnity with any director, officer or employee in any proper case not provided for herein. .

                                   ARTICLE IX

                                   AMENDMENTS

     These By-Laws may be altered or repealed at any regular meeting of the stockholders or at any special meeting of the stockholders at which a quorum is present or represented, provided notice of the proposed alteration or repeal be contained in the notice of such special meeting, by the affirmative vote of a majority of the stock entitled to vote at such meeting and present or represented thereat, or by the affirmative vote of a majority of the Board of Directors at any regular meeting of the Board or at any special meeting of the Board if notice of the proposed alteration or repeal be contained in the notice of such special meeting; provided, however, that no change of the time or place of the meeting for the election of directors shall be made within sixty days next before the day on which such meeting is to be held, and that in case of any change of such time or place, notice thereof shall be given to each stockholder in person or by letter mailed to his last known post office address at least twenty days before the meeting is held.

                                    EXHIBIT B

                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                      ARABIAN AMERICAN DEVELOPMENT COMPANY

                                    ARTICLE I

                                     OFFICES

     Section 1. The principal office shall be in the City of Wilmington, County of New Castle, State of Delaware, and the name of the resident agent in charge thereof is The Corporation Trust Company.

     Section 2. The Corporation may also have offices at such other places both within and without the State Of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     Section 1. All meetings of the stockholders may be held on such date and at such time and place, within or outside of the State of Delaware, as may be fixed by the Board of Directors and stated in the notice of meeting. Except as otherwise proved by statute, written notice of the date, time, place and purpose or purposes of every meeting of the stockholders shall be given not less than ten nor more than sixty days before the date of the meeting, either personally or by mail at such address as appears on the books of the Corporation, to each stockholder of record entitled to vote at the meeting.

     Section 2. An annual meeting of stockholders shall be held on a date not more than thirteen months after the date on which the last annual meeting of stockholders was held, and at which they shall elect Directors by a plurality vote and transact such other business as may properly be brought before the meeting.

     Section 3. At least ten days before every election of Directors, a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, with the residence of each and the number of voting shares held by each, shall be prepared by the Secretary. Such list shall be open at the place where the election is to be held for said ten days, to the examination of any stockholder, and shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

     Section 4. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the President, the Board of Directors, the Chairman of the Board of Directors, and shall be called by the President or Secretary at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

     Section 5. Business transacted at all special meetings shall be confined to the purposes specified in the notice.

     Section 6. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute, by the Certificate of Incorporation or by these By-Laws. If, however, such quorum shall not be present or represented at a meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

     Section 7. When a quorum is present at any meeting, the vote of the holders of a majority of the stock, having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes or of the Certificate of Incorporation or of these By-Laws, a different vote is required in which case such express provision shall govern and control the decision of such question.

     Section 8. At any meeting of the stockholders every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument provides for a longer period. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the Corporation. Except where the transfer books of the Corporation shall have been closed or a date shall have been fixed as a record date for the determination of its stockholders entitled to vote, no share of stock shall be voted on at any election of Directors which shall have been transferred on the books of the Corporation within twenty days preceding such election of Directors.

     Section 9. Whenever the vote of stockholders at meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, the meeting and vote of stockholders may be dispensed with, if all the stockholders who would have been entitled to vote upon the action if such meeting were held, shall consent in writing to such corporate action being taken.

                                   ARTICLE III

                                    DIRECTORS

     Section 1. The number of Directors of the Corporation shall be determined from time to time by the Board of Directors but shall not be less than four. The Directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as determined by the Board of Directors, one class to be elected for a term expiring at the annual meeting of stockholders to be held in 2008, another class to be elected for a term expiring at the annual meeting of stockholders to be held in 2009, and another class to be elected for a term expiring at the annual meeting of stockholders to be held in 2010, with each class to hold office until its successor is elected and qualified, except as provided in Section 2 of this Article. At each annual meeting of the stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of the stockholders held in the third year following the year of their election.

     Section 2. If any vacancies occur in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any Directors or otherwise, or any new directorship is created by any increase in the authorized number of Directors, a majority of the Directors then in office, though less than a quorum, may choose a successor or successors to fill the newly created directorship and the Directors so chosen shall hold office until the next annual meeting of the stockholders and shall stand for election for the balance of his term at that meeting, unless his term expires at such annual meeting.

     Section 3. The property and business of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

     Section 4. Any Director may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the stock having voting power.

                              MEETINGS OF THE BOARD

     Section 5. The Directors of the Corporation may hold their meetings, both regular and special, either within or without the State of Delaware.

     Section 6. Regular meetings of the Board may be held without notice at such time and place as shall from time to time be determined by the Board.

     Section 7. Special meetings of the Board may be called by the President on two days' notice to each Director, either personally or by mail, electronic mail, telephone or facsimile transmission; special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of two Directors.

     Section 8. At all meetings of the Board the presence of not less than one-third of the total number of the Board nor less than two Directors shall be necessary and sufficient to constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate or Incorporation or by these By-Laws. If a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 9. A statement in writing, signed by all members of the Board of Directors shall be deemed to be action by the Board to the effect therein expressed, and it shall be the duty of the Secretary to record such statement in the minute books of the Corporation under its proper date.

                             COMMITTEES OF DIRECTORS

     Section 10. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the Directors of the Corporation, which, to the extent provided in said resolution, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

     Section 11. Unless the Chairman of the Corporation directs otherwise, the committees shall not be required to keep minutes of their discussions except on matters which said committees refer to the Board of Directors for action.

                            COMPENSATION OF DIRECTORS

     Section 12. Directors, as such, shall not receive any stated salary for their services, but, by resolution of the Board a fixed sum and expenses of attendance, if any may be allowed for attendance at each regular or special meeting of the Board; provided that nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV

                                     NOTICES

     Section 1. Whenever under the provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, notice is required to be given to any Director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such Director or stockholder at such address as appears on the books of the Corporation, and such notice shall be deemed to be given at the time when the same shall be thus mailed.

     Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation, or of these By-Laws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V

                                    OFFICERS

     Section 1. The officers of the Corporation shall be chosen by the Directors and shall be chairman of the board, chairman of the executive committee, president, a vice-president, a secretary and a treasurer. The Board of Directors may also choose additional vice-presidents and one or more assistant secretaries and assistant treasurers. Two or more offices may be held by the same person, except that where the offices of president and secretary are held by the same person, such person shall not hold any other office.

     Section 2. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a president from its members, and shall choose one or more vice-presidents, a secretary and a treasurer, none of whom need be a member of the Board.

     Section 3. The Board may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such power and perform such duties as shall be determined from time to time by the Board.

     Section 4. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

     Section 5. The officers of the Corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the whole Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

     Section 6. The officers of the Corporation shall have such powers and duties in the management of the business and affairs of the Corporation, subject to the control of the Board of Directors, as generally pertain to their respective offices, as well as such powers and duties as from time to time may be prescribed by the Board of Directors.

     Section 7. In the absence of any officer or for any other reason which may seem sufficient to them, the Board of Directors may delegate all or any of the powers and duties of any officer to any other officer.

                                   ARTICLE VI

                              CERTIFICATES OF STOCK

     Section 1. The certificates of stock of the Corporation shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the President or a Vice-President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

                                LOST CERTIFICATES

     Section 2. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give, the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to alleged to have been lost or destroyed.

                               TRANSFERS OF STOCK

     Section 3. Upon surrender to the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfers it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                            CLOSING OF TRANSFER BOOKS

     Section 4. The Board of Directors may close the stock transfer books of the Corporation for a period not exceeding fifty days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period of not exceeding fifty days in connection with obtaining the consent of stockholders for any purpose. In lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding fifty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

                             REGISTERED STOCKHOLDERS

     Section 5. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII

                               GENERAL PROVISIONS

     Section 1. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board, of Directors may from time to time designate.

                                   FISCAL YEAR

     Section 2. The fiscal year of the Corporation shall begin on the first day of January in each year.

                                      SEAL

     Section 3. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE VIII

                                 INDEMNIFICATION

     The Corporation shall indemnify, defend and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative, or other, including appeals, by reason of the fact that he is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including costs and attorneys' fees), judgments, fines, penalties, excise taxes, and amounts paid or to be paid in settlement which may be reasonably incurred or paid by such person in connection with such action (and where it is in the interest of the Corporation that such settlement be made), suit or proceeding, or any appeal therein. In cases where such action, suit or proceeding shall proceed to final adjudication, such indemnification shall not extend to matters as to which it shall be adjudged that such director, officer or employee is liable for negligence or misconduct in the performance of his duties to the Corporation. The right of indemnification herein provided for shall not be exclusive of other rights to which any director, officer or employee may now or hereafter be entitled, shall continue as to a person who has ceased to be such director, officer or employee, and shall inure to the benefit of the heirs, executors and administrators of a director, officer or employee. The Board of Directors shall determine the propriety of the expenses (including attorneys' fees) incurred by any person who claims indemnity hereunder, and such determination shall be final and conclusive. None of the provisions hereof shall be construed as a limitation upon the right of the Corporation to exercise its general power to enter into a contract or undertaking of indemnity with any director, officer or employee in any proper case not provided for herein.

                                   ARTICLE IX

                                   AMENDMENTS

     These By-Laws may be altered or repealed at any regular meeting of the stockholders or at any special meeting of the stockholders at which a quorum is present or represented, provided notice of the proposed alteration or repeal be contained in the notice of such special meeting, by the affirmative vote of a majority of the stock entitled to vote at such meeting and present or represented thereat, or by the affirmative vote of a majority of the Board of Directors at any regular meeting of the Board or at any special meeting of the Board if notice of the proposed alteration or repeal be contained in the notice of such special meeting.

     APPROVED AND ACCEPTED this 26th day of April, 2007

/s/ Hatem El-Khalidi                    /s/ Nicholas N. Carter
--------------------                    ----------------------------------------
Hatem El-Khalidi, Director              Nicholas N. Carter, Director


/s/ Robert E. Kennedy                   /s/ John A. Crichton
-------------------------------------   ----------------------------------------
Robert E. Kennedy, Director             John A. Crichton, Director


/s/ Ghazi Sultan
-------------------------------------
Ghazi Sultan, Director


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